UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, DC 20549-1004



                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



          Date of Report (Date of earliest event reported) May 30, 2006



                           GENERAL MOTORS CORPORATION
                           --------------------------
             (Exact Name of Registrant as Specified in its Charter)



            STATE OF DELAWARE                  1-143           38-0572515
            -----------------                  -----           ----------
        (State or other jurisdiction of     (Commission     (I.R.S. Employer
        Incorporation or Organization)      File Number)   Identification No.)

      300 Renaissance Center, Detroit, Michigan                 48265-3000
      -----------------------------------------                 ----------
      (Address of Principal Executive Offices)                  (Zip Code)



      Registrant's telephone number, including area code (313) 556-5000
                                                         --------------








================================================================================

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

{ } Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

{ } Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17-CFR
    240.14a-12)

{ } Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

{ } Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                                TABLE OF CONTENTS

Item 1.01 Entry into a Material Definitive Agreement
Item 9.01 Financial Statements and Exhibits
Signature
Exhibit Index
Exhibit 99.1 Agreement & Release

ITEM 1.01   ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT


John M. Devine, Vice Chairman of General Motors Corporation (the "Corporation"), will retire effective June 1, 2006. On May 30, 2006, Mr. Devine and the Corporation entered into an agreement setting forth the terms of Mr. Devine's retirement arrangement pursuant to the terms of the Salaried Retirement Program
(SRP) and the Supplemental Executive Retirement Plan (SERP). The agreement, which is attached hereto as Exhibit 99.1, provides the following material terms:

  o Subject to plan terms, Mr. Devine will be entitled to retirement benefits under the SERP based on five years and six months of service as of June 1, 2006,
  o He will continue to receive replacement pension benefits from the Corporation which make up for the loss of a previous employer's pension benefit,
  o He will continue to receive Personal Umbrella Liability Insurance coverage in retirement at a level consistent with other retired GM executives,
  o He will assume complete ownership of an existing Endorsement Split Dollar Life Insurance policy and GM will pay no further premiums on the policy,
  o He also will be eligible to retain a pro-rata amount of his 2004-2006 and 2005-2007 Stock Performance Plan grants (based on GM stock performance and the number of months worked during the performance periods), subject to plan terms,
  o He will retain all stock option grants that become vested prior to his retirement, subject to plan terms, and
  o He will be eligible to retain a pro-rated portion of his 2006 Annual Incentive award in accordance with the terms of the plan

The agreement also provides that Mr. Devine will not engage in or enter into any arrangement that would be competitive with the Corporation or any subsidiaries for two years without the prior written consent of the Chief Executive Officer of the Corporation, and maintain confidentiality on all Corporation matters (including trade secrets and proprietary information), refrain from engaging in inimical conduct toward the Corporation and make himself available to cooperate in litigation in which the Corporation is or may become a party.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

Exhibit  Description                              Method of Filing
------------------------------------------------------------------
99.1     Agreement & Release                      Filed herewith



                                      # # #



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          GENERAL MOTORS CORPORATION
                                          --------------------------
                                          (Registrant)


Date:  June 2, 2006                  By:  /s/PAUL W. SCHMIDT
                                     ---  ------------------
                                          (Paul W. Schmidt, Controller)